                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 6, 2003
                Date of report (Date of earliest event reported)


                                YOUBET.COM, INC.
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               (Exact name of Registrant as Specified in Charter)


          Delaware                 33-13789                  95-4627253
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(State of Other Jurisdiction     (Commission              (IRS Employer
      of Incorporation)          File Number)            Identification No.)



              5901 De Soto Avenue, Woodland Hills, California 91367


                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code         (818) 668-2100
                                                   ----------------------------

Item 5. Other Events.

On August 6, 2003, the Oregon racing commission released their report of Quarterly Hub Handles, which indicates that Youbet.com had a handle of $67,973,135 during the second quarter of 2003. This information can be seen online at www.orednet.org/~orc/ and click on the menu choice for Account Wagering Hubs.


Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.
                  None.

         (b)      Proforma Financial Information.
                  None.

         (c)      Exhibits.

         99       Copy of Oregon Racing Commission - Oregon Hubs Page.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       YOUBET.COM, INC.

Date: August 8, 2003                   By: /s/ CHARLES CHAMPION
                                           ---------------------------------
                                           Name: Charles Champion
                                           Title: CEO and President